CHINA NETWORKS MEDIA LIMITED

CHARDAN
CAPITAL MARKETS

China’s Emerging TV Advertising Network
November 2008
EXHIBIT 99.1
Filed Pursuant to Rule 425 under the Securities Act of
1933 and Deemed Filed Pursuant to Rule 14a-12 under
the Securities Act of 1934
Subject Company:  Alyst Acquisition Corp.
SEC File No. 001-33563

CHARDAN
CAPITAL MARKETS
CHINA NETWORKS
MEDIA LIMITED

The information contained in this presentation is intended solely for the benefit of investors interested in the proposed acquisition of China Networks Media Ltd. (China Networks) by Alyst Acquisition Corp. (Alyst).
Except where otherwise indicated, the information in this presentation has been provided solely by China
Networks and Chardan Capital Markets.
Alyst, China Networks and China Networks International Holdings (CN International), and their respective directors and executive officers, and Chardan Capital Markets and its partners and directorsmay be deemed to be participants in the solicitation of proxies for the special meeting of Alyst stockholders to be held to approve, among other things, the proposed business combination with China Networks.  In connection with the pending transaction, CN International will also file with the SEC a Registration
Statement on Form S-4. The stockholders of Alyst are urged to read the Registration Statement and the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus when they are available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about China Networks, Alyst, and the proposed transaction. The final proxy statement/prospectus will be mailed to stockholders of Alyst after the Registration Statement is declared effective by the SEC.  Stockholders will be able to obtain a copy of the definitive proxy statement/prospectus and any other relevant filed documents at no charge from the U.S. Securities and
Exchange Commission’s website (www.sec.gov).  These documents will also be available from Alyst at no charge, once filed with the SEC, by directing a request to 233 East 69th Street, #6J, New York, NY 10021.

This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the company's operations and financial performance and condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors beyond the control of Alyst and China Networks.
Important Notice

Who We Are
China Networks is a fast-growing TV
advertising network in China
China Networks operates as the
exclusive advertising arm for TV
stations within its network

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

The Company
China Networks
  Founded in October 2007
  63 employees
  Consolidated stations as of November 2008:
I.
50% of Yellow River TV Station
II.
50% of Kunming TV Station
Audited 2007
Revenue
(100%
consolidation)
Net Income
(50%
consolidation)
Audience
Coverage
(population)
Number of
TV Channels
Programming
Hours per Day
ARPA*
Yellow River
$5.3mm
$1.7 mm
30 mm
1
20
$0.18
Kunming
$15.4mm
$5.0 mm
6.2 mm
6
130
$2.48
TOTAL
$20.7 mm
$6.7 mm
36.2 mm
7
150
NA
Source: Yellow River and Kunming Stations
* Average revenue per audience coverage

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CHINA NETWORKS
MEDIA LIMITED

Growth Strategy
1. Improve core profitability – Organic Growth
Increase revenue ~20+% per annum through: ad sales effectiveness, network leveraged pricing, assisting the TV stations on improving their programming acquisition strategy
Reduce costs of ad delivery through storage/transmission technologies and economies of scale, holding net margins at 68 – 70%
2. Extend offering in network – Organic Growth
Expand full-service offering to include media planning and creative services
Leverage buying power by advising network stations on their programming acquisition
Develop new channel offerings in partnership with partners, e.g. Home Shopping
3. Expand network – M&A Growth
Acquire additional TV advertising network stakes: pipeline of >10 deals already prioritized from field of >350 potential broadcaster partners
Opportunity to build affiliate network with agency deals to sell partial ad inventory
Revenue
100%
consolidation
EBITDA
50%
consolidation
Net Income
50%
consolidation
ARPA
Audience
coverage
(population)
No. of
Channels
Company A
$7.5 mm
$3.0 mm
$3.0 mm
$0.53
10 mm
4
Profile of TypicalAdd-on Acquisition

Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Inner Mongolia
BEIJING
Tianjin
Hebei
Ningxia
Qinghai
Shanxi
Shandong
Jiangsu
Henan
Shaanxi
Tibet
Sichuan
Hubei
Anhui
Shanghai
Zhejiang
Chongqing
Jiangxi
Hunan
Guizhou
Fujian
Yunnan
Guangxi
Taiwan
Guangdong
Hong Kong
Hainan

CHARDAN
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CHINA NETWORKS
MEDIA LIMITED

The Company
Current Network:
Kunming TV
Yellow River
ARPA: $2.48
Channels: 6 TV
Coverage: 6.2 mm
2007 Revenue: $15.4 mm*
2007 Net Income: $5.0 mm*
Near-term Potential Add-on Acquisitions:
ARPA range: $0.53 to $9.5 each
Coverage range: 2 mm – 10 mm each
Revenue range: $5 mm - $17 mm each*
Net Income range: $2 mm - $7 mm each*
ARPA: $0.18
Channels: 1 TV, 1 Radio
Coverage: 30 mm
2007 Revenue: $5.3 mm*
2007 Net Income: $1.7 mm*
* Under US GAAP, China Networks consolidates 100% of all income statement items less 50% minority interest which reduces net income by that amount and does not impact the revenue line.

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CHINA NETWORKS MEDIA LIMITED

Business Opportunity
Chinese TV industry is decentralized and highly fragmented
296 broadcasters operating over 2,983 channels, reaching 96% of the population through terrestrial and cable1
National and Provincial SARFT2 who own all assets currently are keen to see performance and monetization
Huge growth in advertising spending
Advertising growth set to continue at 17.33% per annum3
China will become the 4th largest advertising economy in the world in 2010 worth $24bn4
TV advertising is largest (~40%) and fastest growing medium in the market4
Deregulation just beginning
Industry has been highly regulated which has limited private investment and virtually precluded foreign investment to date
Deregulation (in advertising initially) creates significant opportunities for companies that can improve the profitability and efficiency of broadcasters
China Network’s model builds and innovates on tested JV models
1 National Statistics Bureau 2006
2 China’s media regulator: State Administration for Radio Film & Television
3 China Advertising Industry Forecast Report, 2007-2010
4 Advertising Expenditure Forecasts, ZenithOptimedia, March 2008

China Advertising Growth
China Total Annual Advertising Revenue
Highlights
China is currently the 5th largest market in the world in 2008, projected to become the 4 th by 2010
Greatest growth rates projected in second and third-tier cities from
2005
Source:                 Advertising Expenditure Forecasts,
                                ZenithOptimedia, March 2008
Spend per Capita US$
Spend per GDP %
2007 China Annual Advertising Spending
Despite  rapid growth, Chinese advertising market is still small by international standards relative to the size of the economy
China’s per capita advertising expenditure was $11.30 compared to
$589.60 in US in 2007
China’s advertising expenditure only represented 0.2% of GDP compared to 1.3% in US in 2007
8,114
9,063
10,586
12,694
15,023
18,867
21,186
24,266
0
5,000
10,000
15,000
20,000
25,000
30,000
2003
2004
2005
2006
2007
2008E
2009E
2010E
(US$ million)
11.3
50.5
198.0
327.0
382.3
589.6
1.3%
1.1%
0.2%
0.5%
0.8%
1.0%
0
250
500
750
1,000
China
Brazil
South Korea
Japan
United
Kingdom
United States
0.0%
0.4%
0.8%
1.2%
1.6%

10,000
8,000
6,000
4,000
2,000
0
2005
2006
2007
2008E
2009E
2010E
TV
Print
Radio
Outdoor
Internet

CHARDAN
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CHINA NETWORKS
MEDIA LIMITED

China Advertising Growth
China Annual Advertising Spending
US$ Million
Highlights
TV advertising is the fastest
growing advertising category
Despite rapid growth, the
Chinese advertising market
is still small by international
standards
TV Advertising accounts for
over 39.3% of total market
share of advertising in 2007
2nd and 3rd tier market
shows large growth potential
Target regions’ ratio of TV
and radio ad income to total
GDP is lower than the
national average
Source: ZenithOptimedia Advertising Expenditure Forecasts, March 2008

CHARDAN
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CHINA NETWORKS
MEDIA LIMITED

Mr. Li Shuangqing: Chairman and CEO
2007 to present, Co-Chaiman and CEO of China Networks Media Limited
2006 to 2007, Chairman of Shandong Huashi Media & Technology, a leading Electronic Program Guide provider in China
2001 to 2006, General Manager of Huicong Advertising, a leading Chinese internet and TV advertising company
1997 to 2001, Director of Advertising Department of Qilu TV Station
1980 to 1997, management and TV production roles with Shandong and Qilu TV Stations
Graduated from Guanghua School of Management, Peking University, Executive MBA program
Mr. Zhou Chuansheng: VP Sales/Marketing
2007 to present, VP Sales/Marketing of China Networks Media Limited
2006 to 2007, General Manager of Shandong Huashi Media & Technology, a leading Electronic Program Guide provider in China
2003 to 2006, General Manager of Jinan Huamei Media Advertising
2001 to 2003, General Manager of Zhengzhou Branch of Huamei Media Advertising
CN Management Team

CHARDAN
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CHINA NETWORKS
MEDIA LIMITED

Ms. Guan Yong: VP Business Development
2007 to present, VP Business Development of China Networks Media Limited
2006 to 2007, Director of Greater China Sales Department, Zhuhai Cosmedia, branch of Hongkong Cosmedia
Holding Ltd., a London AIM listed company, focusing on developing and implementing a multi-platform advertising and distribution network in mainland China and Hong Kong
2004 to 2006, Director of Advertising Department of Economy & Life Channel in Henan TV Station
2000 to 2004, Key Account Manager, Huicong Advertising
1995 to 2000, Manager of East China region of Shandong Qilu TV Station Advertising Department
1988 to 1995, Shandong Linyi TV Station
Mr. Liu Rui: Head of Media Planning
2007 to present, Head of Media Planning of China Networks Media Limited
2006  to present, Director of Strategy, at Daqi (www.daqi.com) web 2.0 site
2002 to 2006, Vice President of Huamei Meidia, subsidiary of Huicong Advertising, specializing in advertising sales and planning
1998 to 2002, Sichuan Gaoyang Advertising, media buying and data analysis for SCTV, CDTV & CQTV
1996 to 1998, Institute of Classics, Sichuan University, engaged in editing classical literature
CN Management Team

Common Shares	Ownership Percent
China Networks		
Shareholders[1]	2,880,000	22.72%
Alyst		
Common	9,794,400	77.28%
TOTALS	**12,674,400**	**100.00%**

	Equity	Cash to Company[2]	Ownership Percent
China Networks			
Common	12,674,400		56.23%
Warrants	9,864,400	$ 24,399,900	43.77%
TOTALS	**22,538,800**	24,399,900	**100.00%**

CHARDAN CAPITAL MARKETS
CHINA NETWORKS MEDIA LIMITED

Capitalization Tables
Primary Share Basis Pre Business Combination
Fully Diluted Post Business Combination
¹ Includes as-converted preferred shareholders
² Upon cash conversion of all outstanding warrants less $24,922,100 to be paid to holders of pre-
business combination China Networks capital stock

Year Ending 12/31	Net Income	Shares
2009	$ 20,000,000	2,850,000
2010	$ 30,000,000	3,075,000
2011	$ 40,000,000	3,075,000

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CHINA NETWORKS MEDIA LIMITED

Equity Earn-out Targets
Owners of China Networks, on an all-or-none basis each year, will be issued shares of common stock upon achieving net income¹ in the following amounts for each year from 2009 to 2011:²
¹Net Income means the net income of the China Networks Surviving Corporation and its subsidiaries as determined in accordance with U.S. generally accepted accounting principles (“GAAP”), excluding equity-based compensation charges, extraordinary one-time charges and charges related to the Business Combination or impairment of goodwill.
²Owners of China Networks will also receive additional cash consideration of $3 million per annum for achieving net income targets of $15 million and $25 million in years 2009 and 2010, respectively.

Company Name	PE (ttm)	PE (fwd)	TEV/LTM EBITDA (ttm)	TEV/LTM EBITDA (fwd)	Market Cap	Stock Price	LTM Revenue	LTM EBITDA	LTM Net Income	Net Income Margin	EBITDA Margin
Acom International, Inc. (NYSE:ATV)	16.2x	14.7x	NA	NA	214	7.04	260.2	NA	13.8	5.3%	NA
AirMedia Group Inc. (NASDAQ:AMCN)	NA	12.6x	NA	NA	770	11.55	54.3	(1.6)	0.3	0.6%	-2.9%
Central European Media Enterprises Ltd. (NASDAQ:CETV)	22.7x	15.5x	7.3x	9.2x	3,365	79.48	1,004.7	578.6	136.7	13.6%	57.6%
China Finance Online Co. (Public, NASDAQ:JRJC)	NA	9.3x	34.0x	6.2x	337	15.36	33.0	7.5	(1.4)	-4.2%	22.7%
Focus Media Holding Ltd. (NASDAQ:FMCN)	23.5x	22.2x	15.4x	10.4x	3,697	28.55	616.8	213.9	74.3	12.0%	34.7%
Mediacom Communications Corp. (MCCC)	NA	NA	8.2x	7.5x	730	7.56	1,350.0	487.0	(81.3)	-6.0%	36.1%
Perfect World Co., Ltd. (PWRD)	18.8x	12.4x	15.6x	9.3x	1,326	23.34	131.9	70.0	70.1	53.1%	53.1%
VisionChina Media Inc. (NASDAQ:VISN)	78.1x	25.0x	85.3x	18.9x	1,319	18.82	39.6	15.2	15.2	38.4%	38.4%
Mean	31.9x	16.0x	27.6x	10.2x	$1,470	$24	$436	$196	$28	14.1%	34.2%

CHARDAN CAPITAL MARKETS
CHINA NETWORKS MEDIA LIMITED

Comparable Analysis
Source: Capital IQ as of August 14, 2008
$ in millions

CHARDAN
CAPITAL MARKETS

CHINA NETWORKS
MEDIA LIMITED

Takeaway Points
China’s First TV Advertising Network

            Profitable established business with significant scale
China Network’s initial acquisitions provide a historically stable profit base with a large platform of established audiences in each market.
            Rapidly growing market
China’s advertising market was already large ($15bn) in 2007 and growing rapidly (17.33% CAGR)
and will become  the 4th largest in the world in 2010, with TV advertising consisting of 40% share.1
            Unique and advantageous structural position
By securing exclusive contracts to provide advertising in multiple territories in partnership with
SARFT, China Network enters the market with a unique and sustainable competitive advantage, and a highly scalable business model.
            Strong growth prospects
In addition to expanding the core ad-sales business through operational improvements and market development, and growing the network through acquiring stakes in additional territories, China
Network has a rich set of growth options including building an affiliate network of partner-channels and additional content provision.
            Seasoned management team
China Network has attracted a highly-experienced team with solid experience and proven track record in the TV and advertising industry in China and internationally, as well as established relationships with national and local governments.
1 Advertising Expenditure Forecasts, ZenithOptimedia, March 2008

Appendix

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CHINA NETWORKS
MEDIA LIMITED

December 31,
2007
December 31,
2006
December 31,
2005
USD
USD
USD

Assets
Current Assets: -
   Cash
  $ 116,055
$ 450,501
  $ 493,544
   Accounts Receivables, Net
  1,677,703
1,978,314
   1,788,481
   Receivables from Television Stations
  1,963,941
-
-
   Other Receivables
      17,684
-
-
Total Current Assets
3,775,383
   2,428,815
   2,282,025
TOTAL ASSETS
$3,775,383
$2,428,815
$2,282,025
Liabilities and Invested
Equities
Current Liabilities: -
   Accounts Payables
-
      $ 24,257
          $ 23,691
   Accrued Expenses
         410,376
         54,147
             60,524
   Due to Television Station
-
         27,089
        1,165,403
   Customer Deposits
       2,584,941
     2,071,783
           892,332
Total Liabilities
      2,995,317
   2,177,276
       2,141,950
Total Equity
        780,066
       251,539
           140,075
TOTAL LIABILITIES AND EQUITY
   $3,775,383
  $ 2,428,815
        $2,282,025
KUNMING AND YELLOW RIVER: COMBINED BALANCE SHEETS
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
Audited Financials
Balance Sheet

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CHINA NETWORKS
MEDIA LIMITED

Audited Financials
Income Statement
Year ended
December 31, 2007
Year ended
December 31, 2006
Year ended
December 31, 2005
USD
USD
USD
Revenue
  $ 20,684,055
   $ 16,350,638
$15,528,457
Sales Tax
     (1,696,906)
      (1,199,132)
     (1,122,206)
Cost of Revenue
     (3,960,725)
      (3,757,422)
      (1,925,034)
Gross Profit
    15,026,424
     11,394,084
    12,481,217
Other Income
            28,802
           102,261
            10,337
Sales, General and
Administrative Expenses
      (1,712,931)
      (1,607,264)
      (1 ,376,299)
Income before Taxes
      13,342,295
        9,889,081
      11 ,115,255
Income Taxes
-
-
-
Net Income
   $ 13,342,295
      $ 9,889,081
    $ 11,115,255
KUNMING AND YELLOW RIVER: COMBINED STATEMENT OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

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CHINA NETWORKS
MEDIA LIMITED

(11,115,255)
   (9,889,081)
(13,342,295)
Cash flows from financing activities:
Distribution to Television Stations
11,416,211
    9,734,574
12,479,322
Net cash provided by operating
activities
Dec 31st 2007
USD
Dec 31st 2006
USD
Dec 31st 2005
USD
Cash flows from operating activities:
Net income
$ 13,342,295
$ 9,889,081
$ 11,115,255
Changes in assets and liabilities:
Accounts receivables, Net
        300,611
     (189,833)
  (1,743,722)
Receivable from Television Station
  (1,963,941)
-
-
Other Receivables
      (17,684)
-
-
Accounts payables
       (24,257)
            566
    690,459
Accrued expenses
       356,229
        (6,377)
      59,883
Due to Television Station
       (27,089)
  (1,138,314)
    751,765
Customer Deposits
      513,158
     1,179,451
     542,571
Net cash used in financing activities
(13,342,295)
    (9,889,081)
(11,115,255)
Effect of foreign exchange rate
changes
       528,527
        111,464
         140,075
Net (decrease) / increase in cash
     (334,446)
        (43,043)
           441,031
Cash, beginning of period
       450,501
        493,544
           52,513
Cash, end of period
    $ 116,055
     $  450,501
      $ 493,544
Audited Financials
Statement of Cash Flows
KUNMING AND YELLOW RIVER: COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

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CHINA NETWORKS
MEDIA LIMITED

Kunming TV Station
Founded March 1985
Coverage: 6.2 million population in 5 areas, 8 counties and Kunming itself
Kunming City TV – General Channel ranked in the Top 3 audience rating stations in Kunming city in 2006
6 TV channels:
Terrestrial and Cable: General Channel, Movies Channel
Cable Only: Entertainment Channel, Living Channel, Economic Channel and News Channel
More than 130 hours/day of programming including drama, documentary, news, and entertainment of which 7 hours/day produced in-house
KMTV studio facilities include office space of more than 33,000 square meters, including one large broadcast studio of
1,000 square meters and 9 mid- and small-sized studios
Advertisers include:
Proctor & Gamble
Samsung
McDonald’s Corp.
KFC
Audi
Chery Automotive
Company Details
Kunming

)	)

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CHINA NETWORKS MEDIA LIMITED

Top 10 TV Channels by Average Rating in Kunming (4+, whole day, 2006)
Ranking
Channel
Rating(%
Share(%
1
CCTV General Channel
2.2
14.9
2
Yunnan TV City Channel(TV2)
1.8
12.2
3
Kunming TV General Channel
1.5
9.8
4
Kunming TV Movies Channel
0.8
5.6
5
CCTV-6
0.8
5.1
6
Yunnan TV Movies Channel(TV5)
0.8
5.0
7
CCTV-5
0.6
4.1
8
CCTV-3
0.6
4.0
9
CCTV-8
0.6
4.0
10
Yunnan TV Satellite Channel(TV1)
0.4
2.8
Data Source: CSM Media Research 2007, China TV Rating Yearbook 2007
Kunming TV Station
Company Details
Kunming Station Ratings

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CHINA NETWORKS
MEDIA LIMITED

China Yellow River TV Station
Founded in July 1991, and has been broadcasting both domestically and internationally for 16 years
1 Domestic TV channel: Yellow River Minsheng Channel
Coverage: Shanxi Province, 30 million population
Broadcasting Time: 20 hours per day, including 2.5 hours self-produced programs, 17.5 hours purchased programs
1 Radio Station: Art & Entertainment Radio
Coverage: Shanxi Province, 20 million population
2 International Channels: (not for profit)
SCOLA Channel: Satellite TV, 24 hour broadcasting 3 channels
International Channel: cooperation with ECHO Star, Chinese language and culture learning channel,
50,000 subscribers
Advertisers include:
China Mobile
HPGC
Arche
Company Detail
Yellow River

Level			Number	Examples	Characteristics
Central level	CCTV		1		CCTV has 16 channels
	CETV (China Education TV)		1		
Province level	Province TV station		27		Each TV station has one satellite channel
	Education TV station		45		
	TV of municipalities directly under the central government		4	Beijing, Shanghai, Tianjin, Chongqing	Each TV station has one satellite channel
City level	Subordinate province-level City TV	Large capital city	11	Hangzhou, Harbin, Najing, Jinan, Guangzhou	
		City with independent budgetary status	5	Shenzhen, Dalian, Ningbo, Qingdao, Xiamen	Shenzhen and Xiamen have their own satellite TV channel
	Prefecture-level City TV	Small and mid-sized province capital city	16	Kunming, Zhengzhou, Nanning etc.	
		Other cities	232	Zhuhai, Tai'an etc.	• Some top City TV stations in East China such as Suzhou, Wenzhou, Wuxi have more ad income than some capital City TV stations in West China • Yanbian is the only TV station with a satellite channel
County level			1935	Sunde	They are broadcast-television stations, they only transmit programs from CCTV, province TV and City TV. They do not produce their own programs

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

Chinese 4 level TV System
Source: Chinese Media University Publishing
House, Report on the development of Chinese City
TV station, 2007; Skillnet MI,  2008

Percentage of revenue at different levels
4.3%
20.0%
75.8%
29.2%
10.9%
59.9%
31.1%
14.9%
54.0%
19.2%
52.6%
28.2%
Other operating revenue
CATV subscription fee
Ad revenue
Central level
Province level
City level
County level

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

TV Station Revenue Structure
In USD bn
Ad Revenue
CATV Subscription
Fee
Other Operating
Revenue*
Total Operating
Revenue
Central Level
1.63 (21.8%)
0.43
0.09
2.15
Provincial Level
3.56 (47.6%)
0.65
1.74
5.95
City Level
1.77 (23.7%)
0.49
1.02
3.28
Country Level
0.52 (6.95%)
0.97
0.36
1.85
Total
7.48
2.54
3.2
13.22
*Other operating revenue:
such as events sponsoring
Source: SARFT statistic 2007, Skillnet MI, 2008

CHARDAN
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CHINA NETWORKS
MEDIA LIMITED

Contact
Alyst Acquisition Corp.
Chardan Capital Markets, LLC
Address:             233  East 69th Street
                           #6J
                           New York, NY 10021
Contact Person: Michael E. Weksel
Tel:                     1 646 290 6104
Fax:                    1 212 918 1598
E-mail:               mweksel@alyst.net
Address:             17 State Street · Suite 1600
                           New York, NY 10004
Contact Person: George Kaufman
Tel:                     1 646 465 9015
Fax:                    1 646 465 9039
E-mail:               gkaufman@chardancapitalmarkets.com